                                                                   EXHIBIT 10.75



                                AMENDMENT NO. 1
                                       TO
                           EXCHANGE RIGHTS AGREEMENT


     AMENDMENT NO. 1, dated as of April 7, 1997 (this "Amendment No. 1"), to the Exchange Rights Agreement, dated as of August 31, 1994 (the "Exchange Rights Agreement"), by and among Ambassador Apartments, Inc. (formerly Prime Residential, Inc.), a Maryland corporation (the "Company") and the sole general partner of Ambassador Apartments, L.P. (formerly Prime Residential, L.P.), a Delaware limited partnership (the "Operating Partnership"), and each existing and future limited partner of the Operating Partnership (individually, a "Limited Partner" and collectively, the "Limited Partners") now or hereafter listed on Exhibit A to the Exchange Rights Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Exchange Rights Agreement.

                                   RECITALS:

     WHEREAS, prior to the date hereof Prime Group Limited Partnership transferred all of its Common Units to Edward J. John and Michael W. Reschke, and prior to the date hereof Prime Group IV, L.P. transferred a portion of its Common Units to Edward J. John, Michael W. Reschke, Ray R. Grinvalds, Robert J. Rudnick and Warren H. John, each of whom has been admitted as a new Limited Partner to the Operating Partnership who is entitled to Exchange Rights;

     WHEREAS, prior to the date hereof Richard F. Cavenaugh and LG Trust have exchanged all of the Common Units owned by each of them for Common Stock and have withdrawn from the Operating Partnership as Limited Partners;

     WHEREAS, on the date hereof Debra A. Cafaro has purchased Common Units and has been admitted as a new Limited Partner to the Operating Partnership who is entitled to Exchange Rights; and

     WHEREAS, Section 16(d) of the Exchange Rights Agreement permits the Company to amend Exhibit A to the Exchange Rights Agreement from time to time to reflect the admission of any new Limited Partner to the Operating Partnership who is entitled to Exchange Rights and the withdrawal of any existing Limited Partner who had Exchange Rights;

     NOW, THEREFORE, the Exchange Rights Agreement is hereby amended as follows:

     1. Exhibit A to the Exchange Rights Agreement is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto to reflect the addition of new Limited Partners to and the withdrawal of prior Limited Partners from the Operating Partnership.

     2. Except as amended by this Amendment No. 1, the Exchange Rights Agreement remains unchanged and in full force and effect.

     IN WITNESS WHEREOF, the Company has executed this Amendment No. 1 as of the date and year first above written.

AMBASSADOR APARTMENTS, INC.



By: ______________________________
      Name:
      Title:

                                   EXHIBIT A

                                LIMITED PARTNERS

1.  The Prime Group, Inc.

2.  David M. Glickman

3.  Adam D. Peterson

4.  Prime Group IV, L.P.

5.  Edward J. John

6.  Michael W. Reschke

7.  Ray R. Grinvalds

8.  Robert J. Rudnick

9.  Warren H. John

10. Debra A. Cafaro

                                    JOINDER


     Effective as of the date written below, the undersigned hereby joins in that certain Exchange Rights Agreement, dated as of August 31, 1994 (the "Exchange Rights Agreement"), by and among Ambassador Apartments, Inc. (formerly Prime Residential, Inc.) and each existing and future limited partner of Ambassador Apartments, L.P. (formerly Prime Residential, L.P.), for the purposes of becoming a party thereto as a Limited Partner therein and agrees to be bound by all of the terms and conditions of the Exchange Rights Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Exchange Rights Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Joinder as of the 7th day of April, 1997.


                                        ______________________
                                        Debra A. Cafaro